UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 3, 2019

Fluidigm Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 Shoreline Court, Suite 100, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, on June 3, 2019, our stockholders approved the amendment and restatement of our 2011 Equity Incentive Plan (1) to increase the number of shares reserved for issuance by 4,950,644 shares and (2) to make the other changes described in the definitive proxy statement for our 2019 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 23, 2019. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2011 Equity Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our 2019 annual meeting of stockholders on June 3, 2019. Of the 68,997,806 shares of our common stock outstanding as the record date of April 8, 2019, 61,924,204 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 89.75% of the outstanding shares of common stock. The four matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:

1.       Election of Class III Directors. The following nominees were elected to serve as Class III directors, to hold office until our 2022 annual meeting of stockholders or until their respective successor has been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Laura M. Clague	49,558,722	5,251,319	7,114,163
Samuel D. Colella	52,962,275	1,847,766	7,114,163
Stephen Christopher Linthwaite	53,802,738	1,007,303	7,114,163

2.       Advisory Vote on Approval of Executive Compensation. The proposal to approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2018, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,626,176	10,981,037	202,828	7,114,163

3.       Approval of the Amended and Restated 2011 Equity Incentive Plan. The proposal to approve the amended and restated 2011 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,790,770	5,002,008	17,263	7,114,163

4.       Ratification of Appointment of Independent Registered Public Accounting Firm. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019 was approved by the following vote:

Votes For	Votes Against	Abstentions
61,858,815	55,183	10,206

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2011 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: June 4, 2019	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary